UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number          811-08518

                                         Gabelli Gold Fund, Inc.

(Exact name of registrant as specified in charter)

One Corporate Center

                         Rye, New York 10580-1422

(Address of principal executive offices) (Zip code)

Bruce N. Alpert

Gabelli Funds, LLC

One Corporate Center

                             Rye, New York 10580-1422

(Name and address of agent for service)

Registrant’s telephone number, including area code:  1-800-422-3554

Date of fiscal year end: December 31

Date of reporting period: September 30, 2013

Form N-Q is to be used by management investment companies, other than small business investment companies registered on Form N-5 (§§ 239.24 and 274.5 of this chapter), to file reports with the Commission, not later than 60 days after the close of the first and third fiscal quarters, pursuant to rule 30b1-5 under the Investment Company Act of 1940 (17 CFR 270.30b1-5). The Commission may use the information provided on Form N-Q in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-Q, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-Q unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to the Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Schedule of Investments.

The Schedule(s) of Investments is attached herewith.

Gabelli Gold Fund, Inc. Third Quarter Report — September 30, 2013
Caesar M. P. Bryan Portfolio Manager

To Our Shareholders,

For the quarter ended September 30, 2013, the net asset value (“NAV”) per Class AAA Share of the Gabelli Gold Fund, Inc. increased 12.4% compared with an increase of 3.6% for the Philadelphia Gold & Silver (“XAU”) Index. See below for additional performance information.

Enclosed is the schedule of investments as of September 30, 2013.

Comparative Results

Average Annual Returns through September 30, 2013 (a) (Unaudited)					Since
	Quarter	1 Year	5 Year	10 Year	Inception (7/11/94)
Class AAA (GOLDX)	12.37%	(50.21)%	(2.67)%	4.76%	4.80%
XAU Index	3.63	(51.09)	(6.57)	0.25	(0.98)
Lipper Precious Metals Fund Average	9.72	(47.55)	(1.54)	5.86	3.47	(d)
Standard & Poor’s (“S&P”) 500 Index	5.24	19.34	10.02	7.57	9.22	(d)
Class A (GLDAX)	12.33	(50.21)	(2.62)	4.79	4.82
With sales charge (b)	5.87	(53.07)	(3.76)	4.17	4.50
Class C (GLDCX)	12.22	(50.55)	(3.37)	3.98	4.37
With contingent deferred sales charge (c)	11.22	(51.05)	(3.37)	3.98	4.37
Class I (GLDIX)	12.48	(50.05)	(2.41)	4.92	4.89

In the current prospectus dated April 30, 2013, the expense ratios for Class AAA, A, C, and I Shares are 1.48%, 1.48%, 2.23%, and 1.23%, respectively. Class AAA and Class I Shares do not have a sales charge. The maximum sales charge for Class A and Class C Shares is 5.75% and 1.00%, respectively.

(a)

Returns represent past performance and do not guarantee future results. Total returns and average annual returns reflect changes in share price, reinvestment of distributions, and are net of expenses. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed, they may be worth more or less than their original cost. Current performance may be lower or higher than the performance data presented. Visit www.gabelli.com for performance information as of the most recent month end. The Fund imposes a 2% redemption fee on shares sold or exchanged within seven days after the date of purchase. Performance returns for periods of less than one year are not annualized. Investors should carefully consider the investment objectives, risks, charges, and expenses of the Fund before investing. The prospectus contains information about these and other matters and should be read carefully before investing. To obtain a prospectus please visit our website at www.gabelli.com. Investing in foreign securities involves risks not ordinarily associated with investments in domestic issues, including currency fluctuation, economic, and political risks. Investing in gold is considered speculative and is affected by a variety of worldwide economic, financial, and political factors. The Class AAA Share NAVs are used to calculate performance for the periods prior to the issuance of Class A Shares and Class C Shares on December 23, 2002, and Class I Shares on January 11, 2008. The actual performance of the Class A Shares and Class C Shares would have been lower due to the additional fees and expenses associated with these classes of shares. The actual performance of the Class I Shares would have been higher due to lower expenses related to this class of shares. The XAU Index is an unmanaged indicator of stock market performance of large North American gold and silver companies, while the Lipper Precious Metals Fund Average reflects the average performance of mutual funds classified in this particular category. The S&P 500 Index is a market capitalization weighted index of 500 large capitalization stocks commonly used to represent the U.S. equity market. Dividends are considered reinvested. You cannot invest directly in an index.

(b)	Performance results include the effect of the maximum 5.75% sales charge at the beginning of the period.
(c)	Assuming payment of the 1% maximum contingent deferred sales charge imposed on redemptions made within one year of purchase.
(d)	The S&P 500 Index and the Lipper Precious Metals Fund Average since inception performance are as of June 30, 1994.

Gabelli Gold Fund, Inc.

Schedule of Investments — September 30, 2013 (Unaudited)

Shares		Market Value
	COMMON STOCKS — 98.3%
	Metals and Mining — 98.3%
	Africa — 4.2%
291,200	AngloGold Ashanti Ltd., ADR	$3,867,136
466,449	Gold Fields Ltd., ADR	2,131,672
275,000	Harmony Gold Mining Co. Ltd., ADR	929,500
315,362	Sibanye Gold Ltd., ADR†	1,643,036
329,609	Witwatersrand Consolidated Gold Resources Ltd.†	279,045

		8,850,389

	Australia — 6.3%
350,000	Medusa Mining Ltd.†	728,126
922,079	Newcrest Mining Ltd.	9,927,102
1,400,000	Perseus Mining Ltd.†	706,762
936,194	Red 5 Ltd.†	87,337
3,000,000	Saracen Mineral Holdings Ltd.†	643,699
1,584,500	Silver Lake Resources Ltd.†	1,167,759

		13,260,785

	North America — 61.0%
197,800	Agnico Eagle Mines Ltd., New York	5,235,766
291,231	Agnico Eagle Mines Ltd., Toronto	7,713,006
49,800	Alacer Gold Corp.	152,886
270,000	Alacer Gold Corp., Toronto	809,961
5,500,000	Alexandria Minerals Corp.†(a)	240,280
100,000	Allied Nevada Gold Corp.†	418,000
2,100,000	Americas Bullion Royalty Corp.†	224,261
1,050,000	Americas Bullion Royalty Corp.†(a)	112,130
100,000	B2Gold Corp.†	249,502
324,700	Barrick Gold Corp., New York	6,045,914
172,661	Barrick Gold Corp., Toronto	3,215,026
300,000	Centerra Gold Inc.	1,403,815
500,000	Comstock Mining Inc.†	900,000
120,000	Continental Gold Ltd.†	434,542
500,000	Dalradian Resources Inc.†	368,914
170,000	Detour Gold Corp.†	1,440,804
100,000	Duluth Metals Ltd.†	114,558
1,000,000	Eastmain Resources Inc.†	320,373
705,833	Eldorado Gold Corp., New York	4,736,139
467,500	Eldorado Gold Corp., Toronto(b)	3,152,510
250,000	Eurasian Minerals Inc.†	303,383
236,700	Franco-Nevada Corp.	10,738,305
298,000	Franco-Nevada Corp.(a)	13,519,285
666,508	Goldcorp Inc., Toronto	17,341,308
1,500,000	Golden Queen Mining Co. Ltd.†	1,732,925
500,000	Golden Queen Mining Co. Ltd.†	577,642
1,500,000	Golden Queen Mining Co. Ltd.†(b)	1,732,926
200,000	International Minerals Corp.	515,287
250,000	Kinross Gold Corp.	1,262,500
170,000	Kirkland Lake Gold Inc.†	572,691

Shares		Market Value
170,000	MAG Silver Corp.†	$1,003,446
1,400,000	Merrex Gold Inc.†(b)	54,366
429,871	Newmont Mining Corp.	12,079,375
766,600	Osisko Mining Corp.†	3,877,468
120,000	Osisko Mining Corp.†(b)	606,961
100,000	Petaquilla Minerals Ltd.†	32,037
2,440,000	Petaquilla Minerals Ltd.†(a)	781,710
25,000	Pretium Resources Inc.†	172,564
50,000	Primero Mining Corp.†	272,317
100,000	Probe Mines Ltd.†	210,669
2,000,000	Romarco Minerals Inc.†	757,245
122,000	Royal Gold Inc.	5,936,520
25,000	SEMAFO Inc.	60,191
600,000	SEMAFO Inc.(b)	1,444,590
30,000	Silver Wheaton Corp., New York	743,100
20,000	Silver Wheaton Corp., Toronto	495,510
65,000	Tahoe Resources Inc.†	1,169,943
1,350,000	Torex Gold Resources Inc.†	1,743,119
500,000	Torex Gold Resources Inc.†(a)(c)	645,600
3,400,000	Wesdome Gold Mines Ltd.†	2,310,567
118,444	Yamana Gold Inc.	1,231,818
629,390	Yamana Gold Inc., New York	6,545,656
5,000	Yamana Gold Inc., Toronto	51,988

		127,811,399

	United Kingdom — 26.8%
3,519,000	Centamin plc†	2,596,418
1,220,500	Fresnillo plc	19,225,297
2,130,152	Hochschild Mining plc	6,248,722
285,000	Hummingbird Resources plc†	186,863
388,400	Randgold Resources Ltd., ADR	27,782,252

		56,039,552

	TOTAL COMMON STOCKS	205,962,125

	WARRANTS — 0.3%
	Metals and Mining — 0.3%
	North America — 0.3%
87,500	Franco-Nevada Corp., expire 06/16/17†	530,921
63,800	Kinross Gold Corp., expire 09/17/14†	3,716
2,440,000	Petaquilla Minerals Ltd., expire 01/27/14†(a)(c)	145
125,000	Torex Gold Resources Inc., expire 10/23/13†(a)(c)	24

	TOTAL METALS AND MINING	534,806

	TOTAL WARRANTS	534,806

See accompanying notes to schedule of investments.

Gabelli Gold Fund, Inc.

Schedule of Investments (Continued) — September 30, 2013 (Unaudited)

Principal Amount		Market Value
	U.S. GOVERNMENT OBLIGATIONS — 1.4%
$ 2,915,000	U.S. Treasury Bills, 0.010% to 0.040%††, 10/24/13 to 03/20/14	$2,914,934

	TOTAL INVESTMENTS — 100.0% (Cost $223,179,468)	$209,411,865

	Aggregate tax cost	$223,179,713

	Gross unrealized appreciation	$74,873,173
	Gross unrealized depreciation	(88,641,021)

	Net unrealized appreciation/depreciation	$(13,767,848)

(a)

Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2013, the market value of Rule 144A securities amounted to $15,299,174 or 7.31% of total investments.

(b)

At September 30, 2013, the Fund held investments in restricted securities amounting to $6,991,353 or 3.34% of total investments, which were valued under methods approved by the Board of Directors as follows:

Acquisition Shares	Issuer	Acquisition Date	Acquisition Cost	09/30/13 Carrying Value Per Share
467,500	Eldorado Gold Corp., Toronto	12/15/09	$5,549,931	$6.7433
1,500,000	Golden Queen Mining Co. Ltd.	05/24/02	656,888	1.1553
1,400,000	Merrex Gold Inc.	03/29/11	716,883	0.0388
120,000	Osisko Mining Corp.	10/30/07	817,996	5.0580
600,000	SEMAFO Inc.	11/01/06	1,176,099	2.4076
(c)	Illiquid security.
†	Non-income producing security.
††	Represents annualized yield at date of purchase.
ADR	American Depositary Receipt

Geographic Diversification	%of Market Value	Market Value
North America	62.7%	$131,261,139
United Kingdom	26.8	56,039,552
Australia	6.3	13,260,785
Africa	4.2	8,850,389

	100.0%	$209,411,865

See accompanying notes to schedule of investments.

Gabelli Gold Fund, Inc.

Notes to Schedule of Investments (Unaudited)

The Fund’s schedule of investments is prepared in accordance with U.S. Generally Accepted Accounting Principles (“GAAP”), which may require the use of management estimates and assumptions. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its schedule of investments.

Security Valuation. Portfolio securities listed or traded on a nationally recognized securities exchange or traded in the U.S. over-the-counter market for which market quotations are readily available are valued at the last quoted sale price or a market’s official closing price as of the close of business on the day the securities are being valued. If there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day. If no bid or asked prices are quoted on such day, the security is valued at the most recently available price or, if the Board of Directors (the “Board”) so determines, by such other method as the Board shall determine in good faith to reflect its fair market value. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by Gabelli Funds, LLC (the “Adviser”).

Portfolio securities primarily traded on a foreign market are generally valued at the preceding closing values of such securities on the relevant market, but may be fair valued pursuant to procedures established by the Board if market conditions change significantly after the close of the foreign market, but prior to the close of business on the day the securities are being valued. Debt instruments with remaining maturities of sixty days or less that are not credit impaired are valued at amortized cost, unless the Board determines such amount does not reflect the securities’ fair value, in which case these securities will be fair valued as determined by the Board. Debt instruments having a maturity greater than sixty days for which market quotations are readily available are valued at the average of the latest bid and asked prices. If there were no asked prices quoted on such day, the security is valued using the closing bid price. U.S. government obligations with maturities greater than sixty days are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued principally using dealer quotations.

Securities and assets for which market quotations are not readily available are fair valued as determined by the Board. Fair valuation methodologies and procedures may include, but are not limited to: analysis and review of available financial and non-financial information about the company; comparisons with the valuation and changes in valuation of similar securities, including a comparison of foreign securities with the equivalent U.S. dollar value American Depositary Receipt securities at the close of the U.S. exchange; and evaluation of any other information that could be indicative of the value of the security.

The Fund employs a fair value model to adjust prices to reflect events affecting the values of certain portfolio securities which occur between the close of trading on the principal market for such securities (foreign exchanges and over-the-counter markets) at the time when net asset value of the Fund is determined. If the Fund’s valuation committee believes that a particular event would materially affect net asset value, further adjustment is considered.

Gabelli Gold Fund, Inc.

Notes to Schedule of Investments (Unaudited) (Continued)

The inputs and valuation techniques used to measure fair value of the Fund’s investments are summarized into three levels as described in the hierarchy below:

—	Level 1 — quoted prices in active markets for identical securities;
—	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and
—	Level 3 — significant unobservable inputs (including the Fund’s determinations as to the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in the aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of the Fund’s investments in securities by inputs used to value the Fund’s investments as of September 30, 2013 is as follows:

	Valuation Inputs
	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total Market Value at 9/30/13
INVESTMENTS IN SECURITIES:
ASSETS (Market Value):
Common Stocks:
Metals and Mining
Africa	$8,850,389	—	—	$8,850,389
Australia	3,246,346	$ 9,927,102	$87,337	13,260,785
North America	127,204,438	606,961	—	127,811,399
United Kingdom	56,039,552	—	—	56,039,552

Total Common Stocks	195,340,725	10,534,063	87,337	205,962,125

Warrants:
Metals and Mining
North America	534,637	145	24	534,806
U.S. Government Obligations	—	2,914,934	—	2,914,934

TOTAL INVESTMENTS IN SECURITIES – ASSETS	$195,875,362	$13,449,142	$87,361	$209,411,865

During the nine months ended September 30, 2013, foreign common stock was transferred from Level 2 to Level 1 due to the application of fair value procedures resulting from volatility in U.S. markets after the close of the foreign markets. The beginning of period value of the securities that transferred between Level 2 to Level 1 during this period amounted to $66,445,636, or 17% of total investments as of December 31, 2012. The Fund’s policy is to recognize transfers among Levels as of the beginning of the reporting period.

Additional Information to Evaluate Qualitative Information.

General. The Fund uses recognized industry pricing services – approved by the Board and unaffiliated with the Adviser – to value most of its securities, and uses broker quotes provided by market makers of securities not valued by these and other recognized pricing sources. Several different pricing feeds are received to value domestic equity securities, international equity securities, preferred equity securities, and fixed income securities. The data within these feeds is ultimately sourced from major stock exchanges and trading systems where these securities trade. The prices supplied by external sources are checked by obtaining quotations or actual transaction

Gabelli Gold Fund, Inc.

Notes to Schedule of Investments (Unaudited) (Continued)

prices from market participants. If a price obtained from the pricing source is deemed unreliable, prices will be sought from another pricing service or from a broker/dealer that trades that security or similar securities.

Fair Valuation. Fair valued securities may be common and preferred equities, warrants, options, rights, and fixed income obligations. Where appropriate, Level 3 securities are those for which market quotations are not available, such as securities not traded for several days, or for which current bids are not available, or which are restricted as to transfer. Among the factors to be considered to fair value a security are recent prices of comparable securities that are publicly traded, reliable prices of securities not publicly traded, the use of valuation models, current analyst reports, valuing the income or cash flow of the issuer, or cost if the preceding factors do not apply. A significant change in the unobservable inputs could result in a lower or higher value in Level 3 securities. The circumstances of Level 3 securities are frequently monitored to determine if fair valuation measures continue to apply.

The Adviser reports quarterly to the Board the results of the application of fair valuation policies and procedures. These include back testing the prices realized in subsequent trades of these fair valued securities to fair values previously recognized.

Derivative Financial Instruments. The Fund may engage in various portfolio investment strategies by investing in a number of derivative financial instruments for the purposes of hedging against changes in the value of its portfolio securities and in the value of securities it intends to purchase or hedging against a specific transaction with respect to either the currency in which the transaction is denominated or another currency. Investing in certain derivative financial instruments, including participation in the options, futures, or swap markets, entails certain execution, liquidity, hedging, tax, and securities, interest, credit, or currency market risks. Losses may arise if the Adviser’s prediction of movements in the direction of the securities, foreign currency, and interest rate markets is inaccurate. Losses may also arise if the counterparty does not perform its duties under a contract, or that, in the event of default, the Fund may be delayed in or prevented from obtaining payments or other contractual remedies owed to it under derivative contracts. The creditworthiness of the counterparties is closely monitored in order to minimize these risks. Participation in derivative transactions involves investment risks, transaction costs, and potential losses to which the Fund would not be subject absent the use of these strategies. The consequences of these risks, transaction costs, and losses may have a negative impact on the Fund’s ability to pay distributions.

The Fund’s derivative contracts held at September 30, 2013, if any, are not accounted for as hedging instruments under GAAP and are disclosed in the Schedule of Investments together with the related counterparty.

Forward Foreign Exchange Contracts. The Fund may engage in forward foreign exchange contracts for the purpose of hedging a specific transaction with respect to either the currency in which the transaction is denominated or another currency as deemed appropriate by the Adviser. Forward foreign exchange contracts are valued at the forward rate and are marked-to-market daily. The change in market value is included in unrealized appreciation/depreciation on investments and foreign currency translations. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of forward foreign exchange contracts does not eliminate fluctuations in the underlying prices of the Fund’s portfolio securities, but it does establish a rate of exchange that can be achieved in the future. Although

Gabelli Gold Fund, Inc.

Notes to Schedule of Investments (Unaudited) (Continued)

forward foreign exchange contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. At September 30, 2013, the Fund held no investments in forward foreign exchange contracts.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments, and other assets and liabilities are translated into U.S. dollars at current exchange rates. Purchases and sales of investment securities, income, and expenses are translated at the exchange rate prevailing on the respective dates of such transactions. Unrealized gains and losses that result from changes in foreign exchange rates and/or changes in market prices of securities have been included in unrealized appreciation/depreciation on investments and foreign currency translations. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase trade date and subsequent sale trade date is included in realized gain/(loss) on investments.

Foreign Securities. The Fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the inability to repatriate funds, less complete financial information about companies, and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than securities of comparable U.S. issuers.

Foreign Taxes. The Fund may be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Restricted Securities. The Fund may invest up to 15% of its net assets in securities for which the markets are restricted. Restricted securities include securities whose disposition is subject to substantial legal or contractual restrictions. The sale of illiquid securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of securities eligible for trading on national securities exchanges or in the over-the-counter markets. Restricted securities may sell at a price lower than similar securities that are not subject to restrictions on resale. Securities freely saleable among qualified institutional investors under special rules adopted by the SEC may be treated as liquid if they satisfy liquidity standards established by the Board. The continued liquidity of such securities is not as well assured as that of publicly traded securities, and accordingly the Board will monitor their liquidity. For the restricted securities the Fund held as of September 30, 2013, refer to the Schedule of Investments.

Gabelli Gold Fund, Inc.

Notes to Schedule of Investments (Unaudited) (Continued)

Tax Information. The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended.

Under the Regulated Investment Company Modernization Act of 2010, the Fund is permitted to carry forward for an unlimited period capital losses incurred. As a result of the rule, post-enactment capital losses that are carried forward will retain their character as either short term or long term capital losses rather than being considered all short term as under previous law.

GABELLI GOLD FUND, INC.

One Corporate Center

Rye, NY 10580-1422

Portfolio Manager Biography

Caesar M. P. Bryan joined GAMCO Asset Management in 1994. He is a member of the global investment team of Gabelli Funds, LLC and portfolio manager of several funds within the Gabelli/GAMCO Funds Complex. Prior to joining Gabelli, Mr. Bryan was a portfolio manager at Lexington Management. He began his investment career in 1979 at Samuel Montagu Company, the London based merchant bank. Mr. Bryan graduated from the University of Southampton in England with a Bachelor of Law and is a member of the English Bar.

We have separated the portfolio manager’s commentary from the financial statements and investment portfolio due to corporate governance regulations stipulated by the Sarbanes-Oxley Act of 2002. We have done this to ensure that the content of the portfolio manager’s commentary is unrestricted. Both the commentary and the financial statements, including the portfolio of investments, will be available on our website at www.gabelli.com.

GABELLI GOLD FUND, INC.

One Corporate Center

Rye, New York 10580-1422

t	800-GABELLI (800-422-3554)

f	914-921-5118

e	info@gabelli.com

GABELLI.COM

Net Asset Value per share available daily

by calling 800-GABELLI after 7:00 P.M.

BOARD OF DIRECTORS	OFFICERS
Mario J. Gabelli, CFA	Bruce N. Alpert
Chairman and	President, Secretary, and
Chief Executive Officer,	Acting Chief Compliance
GAMCO Investors, Inc.	Officer

E. Val Cerutti	Agnes Mullady
Chief Executive Officer,	Treasurer
Cerutti Consultants, Inc.
DISTRIBUTOR
Anthony J. Colavita
President,	G.distributors, LLC
Anthony J. Colavita, P.C.

Werner J. Roeder, MD	CUSTODIAN, TRANSFER
Medical Director,	AGENT, AND DIVIDEND
Lawrence Hospital	DISBURSING AGENT

Anthonie C. van Ekris	State Street Bank and Trust
Chairman,	Company
BALMAC International, Inc.
LEGAL COUNSEL
Salvatore J. Zizza
Chairman,	Paul Hasting LLP
Zizza & Associates Corp.

Daniel E. Zucchi
President,
Daniel E. Zucchi Associates

This report is submitted for the general information of the shareholders of the Gabelli Gold Fund, Inc. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

GAB008Q313QR

Item 2. Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3. Exhibits.

Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Gabelli Gold Fund, Inc.

By (Signature and Title)*	/s/ Bruce N. Alpert
Bruce N. Alpert, Principal Executive Officer

Date	11/21/2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Bruce N. Alpert
Bruce N. Alpert, Principal Executive Officer

Date	11/21/2013

By (Signature and Title)*	/s/ Agnes Mullady
Agnes Mullady, Principal Financial Officer and Treasurer

Date	11/21/2013

*	Print the name and title of each signing officer under his or her signature.